**CORPORATE ACCESS NUMBER: 2019613989**

**Government of Alberta**

**BUSINESS CORPORATIONS ACT**

# CERTIFICATE

# OF

# AMENDMENT

**WIND MOBILE DISTRIBUTION CORP.**
CHANGED ITS NAME TO **FREEDOM MOBILE DISTRIBUTION INC.** ON 2016/11/21.

# Name Change Alberta Corporation - Registration Statement

# Alberta Amendment Date: 2016/11/21

**Service Request Number:** 26097689
**Corporate Access Number:** 2019613989
**Legal Entity Name:** WIND MOBILE DISTRIBUTION CORP.
**French Equivalent Name:**
**Legal Entity Status:** Active

**Alberta Corporation Type:** Named Alberta Corporation
**New Legal Entity Name:** FREEDOM MOBILE DISTRIBUTION INC.
**New French Equivalent Name:**
**Nuans Number:** 120102859
**Nuans Date:** 2016/11/21
**French Nuans Number:**
**French Nuans Date:**

**Professional Endorsement Provided:**
**Future Dating Required:**

---

**Annual Return**

**No Records returned**

---

**Attachment**

| Attachment Type | Microfilm Bar Code | Date Recorded |
|---|---|---|
| Share Structure | ELECTRONIC | 2016/04/05 |
| Restrictions on Share Transfers | ELECTRONIC | 2016/04/05 |
| Letter of Approval | 10000807103336072 | 2016/04/05 |
| Other Rules or Provisions | ELECTRONIC | 2016/04/05 |

**Registration Authorized By:** DARLENE CORDICK
AGENT OF CORPORATION

Alberta Government

# Articles of Amendment

*Business Corporations Act*
Section 6

This information is collected in accordance with the *Business Corporations Act*. It is required to update an Alberta corporation's articles for the purpose of issuing a certificate of amendment. Collection is authorized under s. 33(a) of the *Freedom of Information and Protection of Privacy Act*. Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or 780-427-7013 (toll-free 310-0000 within Alberta).

| 1. **Name of Corporation** | 2. **Corporate Access Number** |
|---|---|
| WIND MOBILE DISTRIBUTION CORP. | 2019613989 |

3. **Item** ______________ **of the Articles of the above named corporation are amended in accordance with Section** 173(1)(a) **of the *Business Corporations Act* as follows:**

Pursuant to section 173(1)(a) of the Business Corporations Act (Alberta) the Articles of the Corporation be amended by changing the name of the Corporation to FREEDOM MOBILE DISTRIBUTION INC.

4. **Authorized Representative/Authorized Signing Authority for the Corporation**

| | |
|---|---|
| PARDELL, CHRISTOPHER C. | Solicitor |
| Last Name, First Name, Middle Name *(optional)* | Relationship to Corporation |
| 403-750-4540 | christopher.pardell@sjrb.ca |
| Telephone Number *(optional)* | Email Address *(optional)* |
| 2016-11-21 | [signature] |
| Date of submission *(yyyy-mm-dd)* | Signature |

pril 05, 2016

MINISTRY OF CONSUMER & COMMERCIAL RELATIONS
2 FLR 393 UNIVERSITY AVENUE
TORONTO, ONTARIO
M5G 2M2

RE: **WIND MOBILE DISTRIBUTION CORP.**
**CORPORATE ACCESS NUMBER: 2019613989**

---

**WIND MOBILE DISTRIBUTION CORP.** has been continued into Alberta as if it had been incorporated here.

I am enclosing a copy of the Certificate of Continuance for your records.

Registrar of Corporations
Province of Alberta

# Alberta Reservation Report
# Rapport pour réservation en Alberta

FREEDOM MOBILE DISTRIBUTION INC.

**120102859 Distinctive/Distinctif:**

2016-11-21

**NAICS codes/ codes SCIAN:** **Alternate spelling/Variante orthographique:**

| COMPANY NAME / NOM DE L'ENTREPRISE<br>JUR BUS./ACT. | NO. | DATE | CITY/VILLE | EP | TYPE | STATUS/STATUT | STAT.DATE/DATE STAT. |
|---|---|---|---|---|---|---|---|
| **FREEDOM MOBILE DISTRIBUTION INC.**<br>AB | 120102859 | 2016-11-22 | | | | Prop.SHAW | |
| **FREEDOM DISTRIBUTORS**<br>AB | TN7870546 | 1998-05-29 | | | TradeName | Active | |
| **FREEDOM DISTRIBUTORS**<br>AB | PT6556476 | 1995-05-24 | | | Ptnrshp | Active | |
| **FREEDOM DISTRIBUTION SERVICE**<br>AB | TN4471686 | 1989-08-08 | | | TradeName | Active | |
| **FREEDOM MOBILE INC.**<br>CD | 120003727 | 2016-06-09 | | | | Prop.CYBER | |
| **FREEDOM MOBILE INC.**<br>CD | 120003724 | 2016-06-09 | | | | Prop.CYBER | |
| **FREEDOM MOBILE INC.**<br>CD | 120089143 | 2016-10-31 | | | | Prop.CYBER | |
| **Freedom Mobile Inc.**<br>AB | 120102516 | 2016-11-21 | | | | Prop.SHAW | |
| **WIND MOBILE DISTRIBUTION CORP.**<br>AB | 2019613989 | 2016-04-05 | CALGARY | | Bus_Corp | Active | |
| **FREERIDE DISTRIBUTIONS**<br>AB | TN11533023 | 2005-02-15 | | | TradeName | Active | |
| **FREIGHTLINE DISTRIBUTION**<br>AB | TN5797394 | 1993-09-01 | | | TradeName | Active | |
| **FREDDIES DISTRIBUTION**<br>AB | TN18618157 | 2014-11-20 | | | TradeName | Active | |
| **DISCOVER FREEDOM**<br>AB | PT12837951 | 2006-11-24 | | | Ptnrshp | Active | |
| **PUNCTURE FREE DISTRIBUTION SERVICES**<br>AB | TN9538380 | 2001-09-27 | | | TradeName | Active | |
| **WADE DUTY FREE DISTRIBUTION INC.**<br>CD | 4406451 | 2007-01-10 | NORTH YORK | | CBCA | Active | 2007-01-10 |
| **ECONOMY MOBILE DISTRIBUTORS**<br>AB | CRY021332 | 1978-01-12 | | | TradeName | Active | |
| **DISTRIBUTIONS MOBILE C. L. INC.**<br>CD | 1150839 | 1981-05-28 | DUVERNAY, LAVAL | | CBCA | Dissolved | 1987-08-31 |

# Alberta Reservation Report
# Rapport pour réservation en Alberta

FREEDOM MOBILE DISTRIBUTION INC.
**120102859 Distinctive/Distinctif:**
**NAICS codes/ codes SCIAN:** **Alternate spelling/Variante orthographique:**

2016-11-21

| COMPANY NAME / NOM DE L'ENTREPRISE JUR BUS./ACT. | NO. | DATE | CITY/VILLE | EP | TYPE | STATUS/STATUT | STAT.DATE/DATE STAT. |
|---|---|---|---|---|---|---|---|
| **R&H DISTRIBUTIONS** | | | | | | | |
| AB | CRY099577 | 1985-01-03 | | | Ptnrshp | Active | |
| **G.L. DISTRIBUTION** | | | | | | | |
| AB | TN7041122 | 1996-07-29 | | | TradeName | Active | |
| **J.D. DISTRIBUTION** | | | | | | | |
| AB | TN5443254 | 1992-10-16 | | | TradeName | Active | |
| **DISTRIBUTION A & T** | | | | | | | |
| AB | TN6673057 | 1995-09-18 | | | TradeName | Active | |
| **M & M DISTRIBUTION** | | | | | | | |
| AB | CRY147647 | 1987-12-02 | | | TradeName | Active | |
| **ES DISTRIBUTION** | | | | | | | |
| AB | CRY110834 | 1985-09-24 | | | TradeName | Active | |
| **J.B. DISTRIBUTION** | | | | | | | |
| AB | CRY075398 | 1983-05-03 | | | TradeName | Active | |
| **KN DISTRIBUTION** | | | | | | | |
| AB | CRY151875 | 1988-03-02 | | | TradeName | Active | |
| **E & G DISTRIBUTION** | | | | | | | |
| AB | PT12218533 | 2006-02-08 | | | Ptnrshp | Active | |
| **TJ DISTRIBUTION** | | | | | | | |
| AB | TN11468832 | 2005-01-11 | | | TradeName | Active | |
| **C2 DISTRIBUTION** | | | | | | | |
| AB | PT13695366 | 2007-12-19 | | | Ptnrshp | Active | |
| **T&Y DISTRIBUTION** | | | | | | | |
| AB | PT15228307 | 2010-03-09 | | | Ptnrshp | Active | |
| **E & N DISTRIBUTIONS** | | | | | | | |
| AB | PT15437627 | 2010-06-21 | | | Ptnrshp | Active | |
| **MC DISTRIBUTION** | | | | | | | |
| AB | TN15763410 | 2010-12-16 | | | TradeName | Active | |
| **L & B DISTRIBUTIONS** | | | | | | | |
| AB | PT10053569 | 2002-08-30 | | | Ptnrshp | Active | |
| **F & F DISTRIBUTION** | | | | | | | |
| AB | TN10471795 | 2003-05-15 | | | TradeName | Active | |
| **JD'S DISTRIBUTION** | | | | | | | |
| AB | TN10839439 | 2003-12-31 | | | TradeName | Active | |

# Trademark Report

# Rapport des marques de commerce

FREEDOM MOBILE DISTRIBUTION INC.

**120102859 Distinctive/Distinctif:** 2016-11-21

**Nice classes/classification Nice:** **Alternate spelling/Variante orthographique:**

*** This report does not constitute a Trademark reservation / Ce rapport ne constitue pas de réservation de marque de commerce**

| TRADEMARK / MARQUE DE COMMERCE<br>AP. NO. / NO. AP.<br>GOODS/PRODUITS | REG. NO. / NO. ENR. | REG. DATE / DATE. ENR. | STATUS / STATUT | OWNER / PROPRIÉTAIRE<br>CLASSES |
|---|---|---|---|---|
| FREEDOM MOBILITY<br>1457593<br>Canes, crutches, lift chairs, manually-operated bath lifts, raised... | TMA785932 | 2010-12-23 | Registerd | FREEDOM MOBILITY MEDICA<br>06,07,08,10... |
| FREEDOM MOBILE<br>1805902<br>Software applications for portable media players... Computer... | TMA | | Formalizd | 2542211 Ontario Inc.<br>09,35,36,38... |
| DISTRIBUTIONNOW<br>1655203<br>Supply chain management services; business consulting services... | TMA926727 | 2016-01-21 | Registerd | DNOW L.P. , a Texas Lim<br>35 |
| DT DISTRIBUTION<br>1672834<br>Distribution et vente de pneus; distribution et vente de pièces... | TMA903641 | 2015-05-14 | Registerd | GESTION ANDRÉ TOUCHETTE<br>35,37,39,41 |
| V DISTRIBUTION & Design<br>1537008<br>Financial services, namely, bill payment services, electronic... | TMA | | Allowed | Visa International Serv<br>36,45 |
| TRUE MOBILE FREEDOM<br>1635332<br>Telecommunications, multimedia and interactive...... | TMA949438 | 2016-09-15 | Registerd | WIND MOBILE CORP.<br>09,16,28,35... |
| WHIM FREEDOM OF MOBILITY<br>1800030<br>Software; Software and applications for mobile...... | TMA | | Formalizd | MaaS Global Oy<br>09,38,39,42 |
| FREEDOM MOBILITY & Design<br>1448918<br>Homecare products namely beds, manually-operated... Wholesale sales... | TMA | | Aband40-3 | FREEDOM MOBILITY MEDICA<br>06,07,10,11... |
| DISTRIBUTION DE MEUBLES R. FORTIER INC. & DESSIN<br>0570466<br>Exploitation d'une entreprise offrant un service de vente de meubles,... | TMA343046 | 1988-07-22 | Expunged | DISTRIBUTION DE MEUBLES<br>35,41 |
| DISCOVER FREEDOM<br>1401471<br>Attache cases, backpacks, bags for campers, bags... Providing... | TMA824984 | 2012-05-29 | Registerd | JanSport Apparel Corp.<br>18,25,35 |
| TW DISTRIBUTION & DESSIN<br>0691518<br>Entreprise de distribution de pièces de suspension de camion. | TMA404163 | 1992-10-23 | Expunged | UAP INC.<br>35 |
| A. Z. DISTRIBUTION<br>0504095<br>Paper, cardboard, newspapers and periodicals, books; photographs;... | TMA294109 | 1984-08-17 | Expunged | FEMMES D'AUJOURD'HUI, S<br>16,28 |
| DISTRIBUTEL & DESIGN<br>0696429<br>Telecommunications services, namely, sending and receiving telephone... | TMA422928 | 1994-02-04 | Registerd | DISTRIBUTEL COMMUNICATI<br>35,38 |
| DISTRIBUTE IT & Design<br>1603952<br>Distribution of marketing and promotional material for others (2)... | TMA | | Searched | Distribute It Inc.<br>35,39,40,42 |
| DISTRIBUTEL<br>0696494<br>Telecommunications services, namely, sending and receiving telephone... | TMA422929 | 1994-02-04 | Registerd | DISTRIBUTEL COMMUNICATI<br>35,38 |
| DISTRIBUTION SELECT & DESSIN<br>0689370<br>Cassettes. (2) Disques compacts et vidéos. Entreprise de... | TMA406964 | 1993-01-15 | Registerd | GROUPE ARCHAMBAULT INC.<br>09,35 |
| BARNES DISTRIBUTION & Design<br>1151861<br>Sale and distribution of maintenance, repair and operating supplies... | TMA716201 | 2008-06-09 | Registerd | The Wallace Barnes Comp<br>35 |

**Data provider information / Information concernant les fournisseurs des données**

| Data provider / Fournisseur des données | Data Available / Données disponibles | Update intervals / Intervalle de mise à jour | Latest update dates / Dernière mise à jour YYYY/MM/DD | Reference / Référence |
|---|---|---|---|---|
| Alberta / Alberta | Trade names/Noms commerciaux | Weekly/Hebdomadaire | 2016-11-14 | http://www.servicealberta.ca |
| Alberta / Alberta | Corporate names/Dénominations de société | Weekly/Hebdomadaire | 2016-11-14 | http://www.servicealberta.ca |
| Federal / Fédéral | Corporate names/Dénominations de société | Weekly/Hebdomadaire | 2016-11-16 | http://www.corporationscanada.ic.gc.ca |
| Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières | Corporate names/Dénominations de société | Other/Autre | 2016-05-24 | http://www.osfi-bsif.gc.ca |
| Trademarks / Marques de commerce | All registrations and applications, seeds, sections 9s/ Tout les enregistrements et demandes, semences et section 9 | Weekly/Hebdomadaire | 2016-11-15 | http://www.cipo.ic.gc.ca |

**Abbreviation terminology and description / Description et terminologie des abréviations**

| Abbreviation/Abréviation | English Term | Terme français | Description |
|---|---|---|---|
| Names / Dénominations | | | |
| JUR. | Jurisdiction Code | Code d'autorité législative | Place where company or trade name is incorporated or registered / Lieu où l'entreprise ou la dénomination commerciale est constituée ou enregistrée |
| NO. | Company Number | Numéro de l'entreprise | I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité |
| DATE | Creation Date | Date de création | Creation date of the company / Date de création de l'entreprise |
| CITY/VILLE | City | Ville | Place where registered office is situated / Lieu où le siège social est situé |
| EP | Extra-Provincial Code | Code extra-provincial | Place where the company originates from / Lieu d'origine de l'entreprise |
| TYPE | Company Type | Type d'entreprise | Business structure of the company / Structure de l'entreprise |
| STATUS/STATUT | Legal Status | Statut Légal | Current state of the company / État actuel de l'entreprise |
| STAT. DATE/DATE STAT. | Status Date | Date de statut | Date when status took effect / Date d'entrée en vigueur du statut |
| BUS./ACT. | Business activity | Secteur d'activité de l'entreprise | Business activity of the company / Secteur d'activité de l'entreprise |
| Trademark / Marque de commerce | | | |
| AP.NO./NO.AP. | Application Number | Numéro d'application | I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité |
| REG.NO./NO.ENR. | Registration Number | Numéro d'enregistrement | I.D. number attributed by the authority / Numéro d'identification assigné par l'autorité |
| STATUS/STATUT | Status | Statut | Current state of the trademark / État actuel de la marque de commerce |
| OWNER / PROPRIÉTAIRE | Owner name | Propriétaire | Name of trademark owner / Nom du propriétaire de la marque de commerce |
| GOODS/PRODUITS | Goods and Services | Produits et services | Goods and services associated with a trademark / Produits et services associés à une marque de commerce |
| CLASSES | Nice Class Codes | Codes des classes Nice | Classification codes / Codes de classification |
| REG.DATE/DATE.ENR | Registration Date | Date d'enregistrement | Date on which a trademark is registered / Date à laquelle la marque de commerce est enregistrée |

**Reference / Référence**

| Reference / Référence | |
|---|---|
| Nuans home page / Page d'accueil de Nuans : http://www.nuans.com | Nuans report codes / codes des rapports Nuans : https://www.ic.gc.ca/eic/site/075.nsf/eng/00015.html |
| NAICS codes / codes SCIAN : http://www.naics.com/search/ (in English only/en anglais seulement) | Office of the Superintendent of Financial Institutions / Bureau du surintendant des institutions financières : http://www.osfi-bsif.gc.ca |
| Nice class codes / codes classification Nice : English: http://www.wipo.int/classifications/nice/en/index.html | Registraire des entreprises du Québec : English: http://www.registreentreprises.gouv.qc.ca/en |
| French: http://www.wipo.int/classifications/nice/fr/index.html | French: http://www.registreentreprises.gouv.qc.ca/ |

CORPORATE ACCESS NUMBER: 2019613989

Government
of Alberta ■

BUSINESS CORPORATIONS ACT

# CERTIFICATE

# OF

# CONTINUANCE

**WIND MOBILE DISTRIBUTION CORP.**
CONTINUED FROM ONTARIO TO ALBERTA ON 2016/04/05.

REGISTRAR OF CORPORATIONS

Alberta Government

# Articles of Continuance

*Business Corporations Act*
Section 188

This information is collected in accordance with the *Business Corporations Act*. It is required to convert an extra-provincial corporation to an Alberta corporation for the purpose of issuance of a certificate of continuance. Collection is authorized under s. 33(a) of the *Freedom of Information and Protection of Privacy Act*. Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or 780-427-7013 (toll-free 310-0000 within Alberta).

1. **Name of Corporation**

FILED ELECTRONICALLY
ON April 5, 2016 MD.

WIND MOBILE DISTRIBUTION CORP.

2. **The classes of shares, and any maximum number of shares that the corporation is authorized to issue:**

SEE ATTACHED SCHEDULE A

3. **Restrictions on share transfers** *(if there are no restrictions, enter "NONE"):*

SEE ATTACHED SCHEDULE B

4. **Number, or minimum and maximum number of directors:**

1 - 10

5. **If the corporation is restricted FROM carrying on a certain business or restricted TO carrying on a certain business, specify the restrictions** *(if there are no restrictions, enter "NONE"):*

NONE

6. **Other rules or provisions** *(if there are no rules or provisions, enter "NONE"):*

SEE ATTACHED SCHEDULE B

7. **If a change of name is effected, indicate previous name:**

8. **Current Extra-Provincial Registration** *(if applicable):*

| Corporation's Name on Alberta Extra-Provincial Registration | Alberta Corporate Access Number |
|---|---|
| WIND MOBILE DISTRIBUTION CORP. | 2115398238 |

9. **Current Jurisdiction Information**

| Name *(if different from the corporation's name as stated above)* | Registration Number in Current Jurisdiction |
|---|---|
| | 2240823 |
| **Jurisdiction** | **Date of Formation in Current Jurisdiction** *(yyyy-mm-dd)* |
| ONTARIO | 2010/04/19 |

10. **Authorized Representative/Authorized Signing Authority for the Corporation**

| | |
|---|---|
| Doerntlein, Nadine | Agent of Corporation |
| Last Name, First Name, Middle Name *(optional)* | Relationship to Corporation |
| | |
| Telephone Number *(optional)* | Email Address *(optional)* |
| | [signature] |
| Date of submission *(yyyy-mm-dd)* | Signature |

# Articles of Continuance
# For
# WIND MOBILE DISTRIBUTION CORP.

| | |
|---|---|
| **Share Structure:** | SEE ATTACHED SCHEDULE A |
| **Share Transfers Restrictions:** | SEE ATTACHED SCHEDULE B |
| **Number of Directors:** | |
| **Min Number of Directors:** | 1 |
| **Max Number of Directors:** | 10 |
| **Business Restricted To:** | NONE |
| **Business Restricted From:** | NONE |
| **Other Provisions:** | SEE ATTACHED SCHEDULE B |

**Registration Authorized By:** NADINE DOERNTLEIN
AGENT OF CORPORATION

**SCHEDULE "A"**
**TO THE ARTICLES OF**
**WIND MOBILE DISTRIBUTION CORP.**
**(the "Corporation")**

**Share Provisions**

The Corporation is authorized to issue an unlimited number of Class A Common, an unlimited number of Class B Common and an unlimited number of Preferred shares each subject to the rights, privileges, restrictions and conditions as set forth below:

1. The Class A Common shares and the Class B Common shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The holders of Class A Common shares shall be entitled to receive notice of, attend at and vote at all meetings of shareholders on the basis of one (1) vote for each Class A Common share held;

   (b) Subject to the provisions of the Business Corporations Act, the holders of Class B Common shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

   (c) The holders of Class A Common shares and Class B Common shares shall be entitled to receive dividends as and when declared by the Corporation. Dividends may be paid on the Class A Common shares (to the complete exclusion of the Class B Common shares), or on the Class B Common shares (to the complete exclusion of the Class A Common shares), or in part on each such class;

   (d) Upon the liquidation or dissolution of the Corporation, the holders of Class A Common shares and Class B Common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, be entitled to share, pro rata, according to the number of Class A Common shares and Class B Common shares held, in the remaining property of the Corporation; and

   (e) Except as hereinbefore provided, Class A Common shares and Class B Common shares shall rank pari passu with each other.

2. The Preferred shares shall be subject to the following rights, privileges, restrictions and conditions:

   (a) The Redemption Price with respect to each Preferred share shall be fixed by the directors at the time of the first issuance of any such Preferred shares and shall equal the amount obtained when the difference, if positive, between:

      (i) the fair market value, at the time of the first issuance of any Preferred shares, of all consideration received by the Corporation in connection with such issuance (whether or not, in connection with such issuance,

(e) In the case of redemption of Preferred shares under the provisions of clause (d) hereof, the Corporation shall at least thirty (30) days before the date specified for redemption mail or deliver to each person who at the date of mailing or delivery is a holder of Preferred shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred shares. In case of mailing, such notice shall be mailed by letter, postage prepaid, addressed to the holder at his address as it appears on the records of the Corporation or in the event of the address of any such holder not so appearing, then to the last known address of such holder. Such notice shall specify (i) the number of Preferred shares that the Corporation desires to redeem; (ii) the business day (the "Redemption Date") on which the Corporation desires to redeem the Preferred shares; (iii) the amount of all declared but unpaid dividends with respect to the Preferred shares to be redeemed; and (iv) the place or places of redemption;

On or after the Redemption Date, the Corporation shall pay or cause to be paid in respect of each Preferred share to be redeemed, to or to the order of the holders of the Preferred shares to be redeemed, the Redemption Price thereof plus all declared but unpaid dividends thereon, if any, on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Preferred shares called for redemption. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the Redemption Date the holders of the Preferred shares called for redemption shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price plus all declared but unpaid dividends thereon shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Preferred shares to deposit the Redemption Price plus all declared but unpaid dividends thereon, if any, of the shares so called for redemption with respect to such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total Redemption Price plus all declared but unpaid dividends thereon, if any, so deposited against presentation and surrender of the said certificates held by them respectively;

held by each holder thereof as can be redeemed or purchased without causing such contravention and the Corporation shall redeem or purchase the balance of the outstanding Preferred shares in respect of which the Corporation has received notices for redemption or purchase on a pro rata basis, disregarding fractions, at such time or times as such redemption or purchase can be made without causing the Corporation to be in contravention of the Business Corporations Act or some other applicable legislation;

(i) If it is determined at any time subsequent to the date of issue of a Preferred share and prior to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the fair market value as at such date of the consideration received therefor (herein the "Fair Market Value of the Consideration"), then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be reduced by the amount required to eliminate such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then as and from such determination the Redemption Price shall be increased by the amount required to eliminate such excess or the Corporation shall forthwith issue that number of Preferred shares as may be required to eliminate such excess;

If it is determined at any time subsequent to the date of issue of a Preferred share and subsequent to its redemption or purchase by the Corporation, that the Redemption Price of that share exceeded or was exceeded by the Fair Market Value of the Consideration as at such date, then (i) if the Redemption Price exceeded the Fair Market Value of the Consideration, then the holder of that Preferred share shall forthwith pay to the Corporation an amount equal to such excess; and (ii) if the Redemption Price is exceeded by the Fair Market Value of the Consideration, then the Corporation shall forthwith pay to the holder of that Preferred share an amount equal to such excess or shall issue that number of Preferred shares as may be required to eliminate such excess;

(j) Subject to the provisions of the Business Corporations Act, the holders of Preferred shares shall not be entitled to receive notice of, attend at or vote at any meetings of shareholders;

3. Notwithstanding anything herein expressed or implied to the contrary, no dividend shall be declared or paid on any common shares of the Corporation if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of:

(a) Its liabilities;

(b) The stated capital of all issued and outstanding shares of the Corporation; and

(c) The amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding Preferred shares of the Corporation.

**SCHEDULE "B"**
**TO THE ARTICLES OF**
**WIND MOBILE DISTRIBUTION CORP.**
**(the "Corporation")**

**Other Provisions**

Securities of the Corporation, other than non-convertible debt securities, may not be transferred unless:

(a) in the case of shares, the consent of the directors of the Corporation is obtained; or

(b) the consent of shareholders holding not less than 50% of the shares entitled to vote at such time is obtained;

provided that this restriction shall not apply to applicable securities, other than shares, if such securities are subject to restrictions on transfer contained in a security holders' agreement.

The consent of the directors or the shareholders in this section may be evidenced (i) by a resolution of the directors or shareholders, as the case may be, or (ii) by an instrument or instruments in writing signed by all of the directors, or signed by shareholders holding shares entitling the holders thereof to vote at least 50% of the shares entitled to vote at such time, as the case may be.

The Board of Directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of each such delegation.

The directors may, between annual general meetings, appoint one (1) or more additional directors of the Corporation to serve until the next annual general meeting, provided that the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services / Ministère des Services gouvernementaux
Ontario
AUTHORIZATION / AUTORISATION
Authorization pursuant to item 4 of this application is given on / L'autorisation demandée à la rubrique 4 de la présente demande est accordée le
MARCH 0 9 MARS, 2016
and is valid for 6 months. / et est valable pour 6 mois.
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

2240823

Form 7
*Business Corporations Act*

Formule 7
*Loi sur les sociétés par actions*

## APPLICATION FOR AUTHORIZATION TO CONTINUE IN ANOTHER JURISDICTION
## DEMANDE D'AUTORISATION DE MAINTIEN SOUS LE RÉGIME D'UNE AUTRE AUTORITÉ LÉGISLATIVE

1. The name of the corporation is: (Set out in BLOCK CAPITAL letters)
Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT)

WIND MOBILE DISTRIBUTION CORP.

2. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2010/04/19
Year, Month, Day / année, mois, jour

3. The corporation is not in default in filing notices and returns under the *Corporations Information Act* and all out standing fees have been paid.
La société n'a pas omis de déposer les avis et déclarations exigés par la *Loi sur les renseignements exigés des personnes morales* et tous les droits ont été acquittés.

4. It is requested that the corporation be authorized by the Director under section 181 of the *Business Corporations Act* to apply to the appropriate official or public body of the following jurisdiction requesting that the corporation be continued as if it had been incorporated under the laws of that jurisdiction :
La société demande l'autorisation du directeur aux termes de l'article 181 de la *Loi sur les sociétés par actions* de demander au fonctionnaire ou à l'organisme public compétents de l'autorité législative suivante que la société soit maintenue comme si elle avait été constituée en vertu des lois de cette autorité législative :

Alberta
(Set out the name of the jurisdiction where the corporation is applying to continue)
(Indiquer le nom de l'autorité législative dans laquelle la société demande d'être maintenue)

5. The laws of the jurisdiction to which the corporation will apply for an instrument of continuance provide in effect that:
Les lois de l'autorité législative à laquelle la société va demander un acte de maintien prévoient effectivement ce qui suit :

a) the property of the corporation continues to be the property of the body corporate;
la personne morale devient propriétaire des biens de la société;

b) the body corporate continues to be liable for the obligations of the corporation;
la personne morale est responsable des obligations de la société;

c) an existing cause of action, claim or liability to prosecution is unaffected;
il n'est pas porté atteinte aux causes d'action, demandes ou responsabilités possibles existantes;

d) a civil, criminal or administrative action or proceeding pending by or against the corporation may be continued to be prosecuted by or against the body corporate; and
la personne morale remplace la société dans les poursuites civiles, pénales ou administratives intentées par ou contre celle-ci;

e) a conviction against the corporation may be enforced against the body corporate or a ruling, order or judgement in favour of or against the corporation may be enforced by or against the body corporate.
toute décision judiciaire ou quasi judiciaire rendue en faveur de la société ou contre elle est exécutoire à l'égard de la personne morale.

6. Select the one button that applies:
Choisir le bouton qui s'applique:

☒ The corporation is applying to continue under the laws of another Canadian jurisdiction.
La société présente une demande de maintien en vertu des lois d'une autre autorité législative au Canada.

☐ The corporation is applying to continue under the laws of a jurisdiction outside Canada, and this application is accompanied by a legal opinion to the effect that the laws of the other jurisdiction meet the requirements set out in 181(9) of the Act.
La société présente une demande de maintien en vertu des lois d'une autorité législative à l'extérieur du Canada et la demande est accompagnée d'un avis juridique stipulant que les lois de l'autre autorité législative répondent à toutes les exigences énoncées au paragraphe 181(9) de la Loi.

7. This application has been authorized by a special resolution.
La présente demande a été autorisée par résolution spéciale.

8. This application is accompanied by consent from the Minister of Finance.
La présente demande est accompagnée du consentement émanant du ministre des Finances.

9. Select the one button that applies:
Choisir le bouton qui s'applique:

☐ The corporation is offering securities to the public within the meaning of subsection 1(6) of the *Business Corporations Act* and consent from the Ontario Securities Commission accompanies this application.
La société offre des valeurs mobilières au public au sens du paragraphe 1(6) de la *Loi sur les sociétés par actions* et la demande est accompagnée du consentement écrit de la Commission des valeurs mobilières de l'Ontario.

☒ The corporation is not offering securities to the public within the meaning of subsection 1(6) of the *Business Corporations Act*.
La société n'offre pas de valeurs mobilières au public au sens du paragraphe 1(6) de la *Loi sur les sociétés par actions*.

The authorization of the Director for an application for continuance, if provided, expires six months after the date of endorsement of the authorization unless, within the six-month period, the corporation is continued under the laws of the other jurisdiction.

L'autorisation de la demande de maintien à l'extérieur de l'Ontario accordée par le directeur, le cas échéant, devient caduque six mois après la date de l'apposition de l'autorisation sur la demande, sauf si, au cours de cette période, la société est maintenue en vertu des lois de l'autre compétence législative.

The corporation shall file with the Director a copy of the instrument of continuance issued to it by the other jurisdiction within sixty days after the date of issuance.

Dans les soixante jours de la date d'émission, la société doit déposer auprès du directeur un exemplaire de l'acte de maintien émis par l'autre compétence législative.

This application is signed in duplicate.
La présente demande est signée en double exemplaire.

WIND MOBILE DISTRIBUTION CORP.

Name of Corporation / Dénomination sociale de la société

By/Par : [signature]
Signature / Signature

VP & Assistant General Counsel
Description of Office / Fonction